UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2009 (July 27, 2009)

HONG KONG WINALITE GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-83375	87-0575571

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204-06, 12/F Wai Fung Plaza, 664 Nathan Road, Mongkok, Kowloon, Hong Kong
____________________________________________________________
(Address of principal executive offices, Zip Code)

(852) 2388-3928
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 27, 2009, HKWO’s Board of Directors had decided to accept the resignation of PKF Certified Public Accountants, Hong Kong (PKF), as its independent registered public accounting firm.  Notice was provided to PKF that its resignation had been accepted on July 27, 2009.

PKF’s audit reports on HKWO’s consolidated financial statements for the fiscal year ended December 31, 2008, and the period from September 10, 2007 (date of inception), to December 31, 2007, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During HKWO’s fiscal year December 31, 2008, and the period from September 10, 2007 (date of inception), to December 31, 2007, and the subsequent interim period through June 30, 2009, there were no disagreements between HKWO and PKF concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PKF’s satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports.  There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

HKWO provided PKF with a copy of the foregoing disclosures and requested from PKF a letter addressed to the Securities and Exchange Commission stating whether PKF agrees with the statements made by HKWO in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  PKF’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Effective July 27, 2009, the Board of Directors of Hong Kong Winalite Group, Inc. (HKWO) engaged the firm of BDO Limited (BDO) as HKWO’s independent registered public accounting firm to perform the 2009 remaining quarterly interim reviews and to audit HKWO’s consolidated financial statements for the fiscal year ending December 31, 2009, and any subsequent interim periods.  During the Registrant’s fiscal year ended December 31, 2008, and during the subsequent interim period through BDO’s engagement, neither HKWO nor anyone on its behalf has consulted with BDO regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit
Number	Exhibit Description

16.1	Letter dated July 28, 2009, from PKF Certified Public Accountants, Hong Kong, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HONG KONG WINALITE GROUP, INC. By: /s/ Jingjun Hu
Date: July 30, 2009	Name: Jingjun Hu Title: Chairman